UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016 (November 16, 2016)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 21, 2016, HollyFrontier Corporation (the “Company”) completed the public offering of $750 million aggregate principal amount of the Company’s 5.875% Senior Notes due 2026 (the “Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of November 16, 2016, with Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and TD Securities (USA) LLC, as representatives of the several underwriters listed in Schedule I thereto (together, the “Underwriters”). The Notes represent a re-opening of the Company’s outstanding 5.875% Senior Notes due 2026, which the Company issued on March 22, 2016 in the aggregate principal amount of $250 million (the “Original Notes”). The Notes form a single series with the Original Notes, trade under the same CUSIP number, and have the same terms as to status, redemption or otherwise as the Original Notes.

The Underwriting Agreement contains customary representations, conditions, indemnities and rights to terminate the agreement. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement is filed as Exhibit 1.1 hereto, and the terms and conditions thereof are incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Company offered the Notes pursuant to the Prospectus Supplement dated November 16, 2016, to the Prospectus dated November 20, 2015 (together, the “Prospectus”), and included in a Registration Statement on Form S-3 (Registration No. 333-208155) (the “Registration Statement”), which became effective upon filing. The Company issued the Notes pursuant to an indenture, dated March 22, 2016 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the Notes by the first supplemental indenture, dated March 22, 2016 (the “First Supplemental Indenture”). The Base Indenture and First Supplemental Indenture, which includes the form of the Notes, are filed as Exhibit 4.1 and Exhibit 4.2 to the Company’s Current Report on Form 8-K filed March 22, 2016, and the terms and conditions thereof are incorporated herein by reference.

The Company will use the net proceeds from the offering to prepay in full its $350 million term loan and for general corporate purposes, which may include a portion of the purchase price for Petro-Canada Lubricants, Inc. and capital expenditures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

The Company’s Computation of the Ratio of Earnings to Fixed Charges for each of the last five fiscal years is filed as Exhibit 12.1 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement, dated November 16, 2016, by and among HollyFrontier Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and TD Securities (USA) LLC, as representatives of the several underwriters listed in Schedule I thereto.

4.1	Base Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 of Registrant’s Current Report on Form 8-K filed March 22, 2016, File No. 1-03876).

4.2	First Supplemental Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.2 of Registrant’s Current Report on Form 8-K filed March 22, 2016, File No. 1-03876).

5.1*	Opinion of Vinson & Elkins L.L.P.

12.1*	Computation of Ratio of Earnings to Fixed Charges.

23.1*	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Douglas S. Aron
Executive Vice President and Chief Financial Officer

Dated: November 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement, dated November 16, 2016, by and among HollyFrontier Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and TD Securities (USA) LLC, as representatives of the several underwriters listed in Schedule I thereto.

4.1	Base Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 of Registrant’s Current Report on Form 8-K filed March 22, 2016, File No. 1-03876).

4.2	First Supplemental Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.2 of Registrant’s Current Report on Form 8-K filed March 22, 2016, File No. 1-03876).

5.1*	Opinion of Vinson & Elkins L.L.P.

12.1*	Computation of Ratio of Earnings to Fixed Charges.

23.1*	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

*	Filed herewith.